                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Corporate Systems Holding, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                         /s/ KPMG Peat Marwick LLP



Dallas, Texas
November 1, 1996

                        INDEPENDENT AUDITORS' CONSENT


The Partners
Corporate Systems, Ltd.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                         /s/ KPMG Peat Marwick LLP


Dallas, Texas
November 1, 1996